SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest
event reported):  June 1, 2006
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                           WESTSIDE ENERGY CORPORATION
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             (Exact name of registrant as specified in its Charter)

       Nevada                       0-49837                   88-0349241
    (State or other             (Commission File            (IRS Employer
jurisdiction of Incorporation)       Number)           Identification Number)


4400 Post Oak Parkway, Suite 2530, Houston, Texas              77027
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(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number,
including area code:   713/979-2660
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          (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))





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Item 5.02   Departure of Directors or Principal Officers; Election of Directors;
            Appointment of Principal Officers.

         On May 24, 2006 at a regularly scheduled meeting, Registrant's Board of Directors decided to make certain changes with regard to Registrant's management positions, effective June 1, 2006. In this connection, Douglas G. Manner was elected as Registrant's Chief Executive Officer, and Sean J. Austin was elected as Registrant's Chief Financial Officer. Jimmy D. Wright previously served in each of these capacities. Mr. Wright will continue to serve as Registrant's President, and he has assumed the office of Registrant' Chief Operating Officer. Prior to his election as Registrant's Chief Executive Officer, Mr. Manner served as Registrant' Chief Operating Officer, but he has now relinquished this office .. Prior to his election as Registrant's Chief Financial Officer, Mr. Austin served as Registrant's Vice President and Corporate Controller. Mr. Austin will continue to serve in these positions as well.

         Effective March 30, 2005, Douglas G. Manner was elected to Registrant's Board of Directors. On December 8, 2005, effective January 1, 2006, Mr. Manner was appointed as Registrant's Chief Operating Officer. Effective May 24, 2006, Mr. Manner was elected as Registrant's Chief Executive Officer and ceased serving as Registrant's Chief Operating Officer. Prior to being appointed as Registrant's Chief Operating Officer, Mr. Manner served as Senior Vice President and Chief Operating Officer of Kosmos Energy, LLC, which is a private energy company exploring for oil and gas in the offshore regions of West Africa. Mr. Manner joined Kosmos Energy in January 2004. Prior to Kosmos Energy, Mr. Manner served as President and Chief Operating Officer of White Stone Energy, a Houston based oil and gas advisory firm from August 2002 until December, 2003. From May 2001 until June 2002, Mr. Manner served as Chairman and Chief Executive Officer of Mission Resources, and he previously served as Chief Executive Officer and President of Bellwether Exploration, one of Mission's predecessor companies, from June 2000 until May 2001. Mr. Manner was named Chairman of the Board at Bellwether in December 2000. Bellwether was comprised of core domestic assets as well as operations in Ecuador and the Ukraine. Mr. Manner joined Bellwether in May 2000 from Gulf Canada Resources Limited where he served as Vice President and Chief Operating Officer from July 1998 through May 2000. Mr. Manner's previous experience includes 15 years (1981 through 1996) with Ryder Scott Petroleum Engineers, an international independent reservoir engineering firm. He joined the company as a consulting reservoir engineer in 1981. Mr. Manner has served on the boards of directors for Gulf Midstream Service, ROC Oil and Petrovera Energy Company. In addition to serving on our board, Mr. Manner also serves on the Board of Directors of Cordero Energy, Zenas Energy and Rio Vista Energy Partners, L.P.. Mr. Manner received a Bachelor's of Science degree in mechanical engineering from Rice University in 1977. He is a professional engineer certified by the Texas Board of Professional Engineers, and he is a member of the Society of Petroleum Engineers.

         Effective May 4, 2005, Sean J. Austin was elected as Registrant's Vice President and Corporate Controller. Effective May 24, 2006, Mr. Austin was elected as Registrant's Chief Financial Officer. Prior to joining Registrant, Mr. Austin spent 23 years with Amerada Hess (NYSE: AHC) holding senior management positions in the company's New York and Houston offices. Most recently, from 1999 until 2004, Mr. Austin served as Vice President, Finance and Administration, Exploration and Production for Amerada Hess in Houston. From 1995 to 1999, he served as Vice President and Corporate Controller in the New York office. Prior to joining Amerada Hess, Mr. Austin served from 1974 to 1979 as an officer in the United States Navy. He holds a Bachelors degree in Accounting from the University of Notre Dame and a Master of Business Administration degree from the Amos Tuck School of Business at Dartmouth College.

            Registrant has entered into an employment agreement (the "Manner Employment Agreement") with Douglas G. Manner, effective January 1, 2006. The Manner Employment Agreement has a two-year term, subject to earlier termination by Registrant upon certain customary events and by Mr. Manner upon certain events amounting to a sale of Registrant (such events being referred to hereinafter as a "Change of Control"). Under the Manner Employment Agreement, Mr. Manner is to receive an annual salary of $175,000. Furthermore, per the Manner Employment Agreement as amended, Registrant agreed to issue to Mr. Manner as a sign-on bonus a number of shares of Registrant's common stock (the shares comprising the sign-on stock bonus are referred to hereinafter as the "Bonus Shares") equal to one and one-half times the number of any such shares that Mr. Manner purchases for cash directly from Registrant at any time on or before May 31, 2006, up to a maximum of 225,000 Bonus Shares. Of these Bonus Shares, one-third will vest immediately, one-third may become vested on the first anniversary date of the Manner Employment Agreement (subject to Mr. Manner's continued employment), and one-third may become vested on the second anniversary date of the Manner Employment Agreement (subject to Mr. Manner's continued employment). All of the Bonus Shares shall immediately vest upon Mr. Manner's termination of the Manner Employment Agreement after a Change of Control. Moreover, per the Manner Employment Agreement, Registrant agreed to issue to Mr. Manner, as additional bonuses, 100,000 shares (for an aggregate total of 600,000 shares) of Registrant's common stock each time that the 30-day trailing average of Registrant's common stock closing price equals or exceeds for the first time each of the following figures: $5.00, $6.00, $7.00, $8.00, $9.00 and $10.00.
Upon Mr. Manner's termination of the Manner Employment Agreement after a Change of Control, Mr. Manner shall be entitled to be issued immediately all of the 600,000 shares that have not already been issued. Mr. Manner is also entitled to participate in any and all employee benefit plans now existing or hereafter established for Registrant's employees, provided that he meets the eligibility criterion therefor.

         Registrant has entered into an employment agreement (as amended the "Austin Employment Agreement") with Sean J. Austin. The Austin Employment Agreement has an indefinite term. Under the Austin Employment Agreement, Mr. Austin is to receive an annual salary of $140,000, subject to annual review. Furthermore, per the Austin Employment Agreement, Mr. Austin received a stock grant with respect to 25,000 shares of Registrant's common. Of these shares, 5,000 vested immediately, 10,000 became vested on the first anniversary date of the Austin Employment Agreement, and 10,000 may become vested on the second anniversary date of the Austin Employment Agreement (subject to Mr. Austin's continued employment). Moreover, per the Austin Employment Agreement, Registrant agreed to issue to Mr. Austin, as additional bonuses, 20,000 shares (for an aggregate total of 120,000 shares) of Registrant's common stock each time that the 30-day trailing average of Registrant's common stock closing price equals or exceeds for the first time each of the following figures: $5.00, $6.00, $7.00, $8.00, $9.00 and $10.00. Upon Mr. Austin's termination of the Austin Employment Agreement after a Change of Control, Mr. Austin shall be entitled to be issued immediately all of the 120,000 shares that have not already been issued. Mr. Austin is also entitled to participate in any and all employee benefit plans hereafter established for Registrant's employees.

         During May 2006, Registrant sold 150,000 shares of its common at a price of $3.15 per share to Mr. Manner, and 29,972 shares of its common at a price of $3.15 per share to Mr. Austin.

Item 5.02 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

         On May 24, 2006 at a regularly scheduled meeting, Registrant's Board of Directors amended Registrant's Amended and Restated Bylaws (effective
June 1, 2006) to change the quorum for stockholder action from a majority of outstanding shares to one-third (33 1/3%) of outstanding shares.

Item 8.01  Other Events.

         Registrant's Board of Directors has decided to have an Annual Meeting of Stockholders (the "Annual Meeting") on August 1, 2006 at the Oak Room of The Westin Hotel located at 5011 Westheimer, Houston Texas 77056 at 10:00 A.M. local time for the purposes of electing directors and appointing auditors for fiscal 2006. The record date for the Annual Meeting has been set at June 2, 2006. Registrant expects to mail proxy materials near the end of the first week or during the second week of June.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits.

Exhibit
Number                 Exhibit Title

99.1                   Press release dated June 1, 2006.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     WESTSIDE ENERGY CORPORATION
                                     (Registrant)

Date: June 1, 2006                   By:  /s/ Jimmy D. Wright
                                          --------------------
                                     Jimmy D. Wright,
                                     President